UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 10, 2016

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 10, 2016, The Cheesecake Factory Incorporated (the “Company”) entered into Amendment No. 1 to Second Amended and Restated Loan Agreement dated as of November 10, 2016 (the “Amendment”), which amends the Second Amended and Restated Loan Agreement dated as of December 22, 2015 (the “Credit Facility”), with JPMorgan Chase Bank, National Association, as administrative agent, to facilitate the transactions described in Item 7.01 below. A copy of the Amendment is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Also, on November 10, 2016, the Company elected to cause TCF California Holding Company (“TCF”), a wholly owned subsidiary of the Company, to become a guarantor under the Credit Facility, pursuant to a Joinder to Guaranty dated as of November 10, 2016. A copy of such Joinder to Guaranty is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth above in Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 7.01     REGULATION FD DISCLOSURE.

In a press release dated November 14, 2016, the Company announced that it has entered into agreements with two subsidiaries of Fox Restaurant Concepts LLC (“FRC”), Flowerchild Holding Company LLC (“Flower Child”), the owner of the Flower Child restaurant concept, and North Restaurants LLC (“North Restaurants”), the owner of the North Italia restaurant concept. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Under the terms of these agreements, TCF is making an initial minority equity investment in, and will provide ongoing growth capital and consulting services for, North Restaurants and Flower Child. Each of the agreements provides an option for TCF to acquire, and a put to obligate TCF to acquire, a one hundred percent (100%) ownership position in Flower Child and/or North Restaurants, subject to the terms and conditions of the agreements. Pursuant to these agreements, another wholly owned subsidiary of FRC, FRC Management LLC, will continue to manage the day-to-day operations of both the North Italia and Flower Child concepts. TCF’s obligations under these agreements are guaranteed by the Company.

In conjunction with entering into these agreements, the Company also entered into the Amendment, which amends its Credit Facility with JPMorgan Chase Bank, National Association, as administrative agent, to, among other things, permit the addition of TCF as a guarantor of such Credit Facility, and, pursuant to a Joinder to Guaranty, TCF became a guarantor of the Credit Facility. A copy of the Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Joinder to Guaranty is attached hereto as Exhibit 99.2 and is incorporated herein by reference. This description of the Amendment and of the Joinder to Guaranty is qualified in its entirety by the copies of the Amendment and of the Joinder to Guaranty attached hereto as exhibits.

These transactions are not expected to have a material impact on the financial condition of the Company, or its subsidiaries, for the foreseeable future.

The information in this Item 7.01 and Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this Item 7.01 and Exhibit 99.3 is not intended to, and does not, constitute a representation that such information is material information that is not otherwise publicly available.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Amendment No. 1 to Second Amended and Restated Loan Agreement with JPMorgan Chase Bank, National Association, dated as of November 10, 2016.

99.2	Joinder to Guaranty between TCF California Holding Company and JPMorgan Chase Bank, National Association, dated as of November 10, 2016.

99.3	Press release dated November 14, 2016 entitled, “The Cheesecake Factory Enters Into Strategic Relationship with Two of Fox Restaurant Concepts High Growth Brands.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2016	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Amendment No. 1 to Second Amended and Restated Loan Agreement with JPMorgan Chase Bank, National Association, dated as of November 10, 2016.

99.2	Joinder to Guaranty between TCF California Holding Company and JPMorgan Chase Bank, National Association, dated as of November 10, 2016.

99.3	Press release dated November 14, 2016 entitled, “The Cheesecake Factory Enters Into Strategic Relationship with Two of Fox Restaurant Concepts High Growth Brands.”